UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported), October 26, 1997



                          WEBSTER FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          0-15213                         06-1187536
--------------------------------------------------------------------------------
(State or Other            (Commission File Number)          (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)
                   Webster Plaza, Waterbury, Connecticut 06702
              -----------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (203) 753-2921
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.           Other Events.

                  On October 26, 1997, Webster Financial Corporation ("Webster") and Eagle Financial Corp. ("Eagle") entered into an Agreement and Plan of Merger dated as of such date (the "Agreement"). The Agreement is filed as Exhibit 2.1 hereto and is hereby incorporated herein by reference.

                  In connection with the execution and delivery of the Agreement, Webster and Eagle entered into a Stock Option Agreement dated as of October 26, 1997 (the "Option Agreement"). The Option Agreement is filed as
Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           Exhibit No.      Description

                           2.1 Agreement and Plan of Merger, dated as of October 26, 1997, by and
                                            between      Webster       Financial
                                            Corporation   and  Eagle   Financial
                                            Corp.

                           2.2 Stock Option Agreement, dated as of October 26, 1997, by and between Webster Financial Corporation and Eagle Financial Corp.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WEBSTER FINANCIAL CORPORATION
                                            ------------------------------------
                                                   (Registrant)

                                            /s/ John V. Brennan
                                            ------------------------------------
                                            John V. Brennan
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Treasurer

Date: November 24, 1997